TAXES ON INCOME (Tables)	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Schedule of Deferred Income Tax
Significant components of the Company’s deferred tax assets are as follows:

	December 31,
	2019	2018

Net operating loss carryforward	$15,373	$14,598
Capital loss carryforward	883	871
Allowances and reserve	401	322

Total deferred tax assets before valuation allowance	16,657	15,791
Valuation allowance	(16,657)	(15,791)

Net deferred tax assets	$-	$-